SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Washington Avenue, Suite 302 Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    3.02 Unregistered Sales of Equity Securities.

Pursuant to an agreement dated October 23, 2008, Thornburg Mortgage, Inc. (the “Company”) has agreed to exchange (the “Exchange”) over time up to $53.5 million aggregate principal amount of the Floating Rate Junior Subordinated Notes due January 2036 (the “January 2036 Notes”) and Floating Rate Junior Subordinated Notes due April 2036 (the “April 2036 Notes” and together with the January 2036 Notes, the “Notes”) of Thornburg Mortgage, Inc., a wholly-owned subsidiary of the Company, which Notes are guaranteed by the Company, for up to a maximum of 8,333,240 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) from certain holders (the “Holders”). The exchange price for the Notes shall equal 25% of the principal amount of Notes plus accrued and unpaid interest. The number of Shares to be received in exchanged for Notes shall equal the exchange price of the Notes sold, divided by 95% of the last sale price of the Shares immediately prior to the sale. Subject to a $5.0 million per business day limitation on exchanges (which may be waived by the Company), the Holders have the discretion to choose the date on which Notes will be exchanged and principal amount of Notes to be exchanged.

As of October 31, 2008, the Company had exchanged $13 million aggregate principal amount of Notes for 2,260,841 Shares.

The Company has issued and shall issue the Shares pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act of 1933, as amended.

Item    8.01 Other Events.

Exhibit 5.1 is filed herewith in connection with the Prospectus Supplement dated October 27, 2008 to the Prospectus dated July 30, 2008 (File No. 333-149769) filed by the Company with the Securities and Exchange Commission relating to the resale of Shares issued to the Holders in the Exchange described above in Item 3.02.

On each of October 14, 2008 and October 17, 2008, the Company filed a prospectus supplement (the “Prospectus Supplements”) relating to registration for resale of certain shares issuable to the selling shareholders named therein upon exercise of certain warrants (the “Warrants”), and on October 6, 2008, the Company filed a Current Report on Form 8-K (the “Current Report”) describing the Warrants. The Warrants are exercisable at an exercise price of $0.01, however, the Prospectus Supplements and Current Report each mistakenly stated that the Warrants are exercisable at an exercise price of $0.10.

Item    9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
5.1	Opinion of Venable, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: October 31, 2008	By:	/s/ Larry Goldstone
Larry Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
5.1	Opinion of Venable LLP